Exhibit 99.2

RBB BANCORP

AMENDED AND RESTATED

2017 OMNIBUS STOCK INCENTIVE PLAN

RBB BANCORP

2017 OMNIBUS STOCK INCENTIVE PLAN

TABLE OF CONTENTS

Page

1.         Purpose         1

2.         Definitions         1

2.1         "Award"         1

2.2         "Award Agreement"         1

2.3          "Base Price"         1

2.4         "Board"         1

2.5         "Code"         1

2.6         "Company"         1

2.7          "Deferral Period"         1

2.8         "Deferred Shares"         1

2.9         "Employee"         1

2.10         "Fair Market Value"         1

2.11         "Freestanding Stock Appreciation Right"         2

2.12         "Grant Date"         2

2.13         "Incentive Stock Option"         2

2.14         "Nonemployee Director"         2

2.15         "Nonqualified Stock Option"         2

2.16          "Option"         2

2.17          "Optionee"         2

2.18         "Option Price"         2

2.19         "Participant"         2

2.20         "Performance Objectives"         2

2.21         "Performance Period"         3

2.22         "Performance Share"         3

2.23         "Performance Unit"         3

2.24         "Qualified Performance-Based Award"         3

2.25         "Restricted Shares"         3

2.25         "Stock Unit"         3

2.27         "Shares"         3

2.28          "Spread"         3

2.29         "Stock Appreciation Right"         3

2.30         "Subsidiary"         3

2.31         "Tandem Stock Appreciation Right"         3

3.         Shares Available Under the Plan         4

3.1          Reserved Shares         4

3.2         Reduction Ratio         4

3.3         ISO Maximum         4

3.4         Maximum Calendar Year Award         4

4.         Plan Administration         4

4.1         Board Administration         4

5.         Options         4

5.1         Number of Shares         4

5.2         Option Price.         4

5.3          Consideration.         4

5.4         Payment of Option Price in Shares         5

5.5         Cashless Exercise         5

5.6         Performance-Based Options.         5

5.7         Vesting         5

5.8         ISO Dollar Limitation         5

5.9         Exercise Period         6

5.10         Award Agreement         6

6.         Stock Appreciation Rights.         6

6.1         Payment in Cash or Shares         6

6.2          Maximum SAR Payment         6

6.3         Exercise Period         6

6.4         Change in Control         6

6.5          Dividend Equivalents         6

6.6         Award Agreement         6

6.7         Tandem Stock Appreciation Rights         6

6.8         Exercise Period         7

6.9         Freestanding Stock Appreciation Rights         7

7.         Restricted Shares.         7

7.1          Transfer of Shares         7

7.2         Consideration         7

7.3         Substantial Risk of Forfeiture         7

7.4         Dividends, Voting and Other Ownership Rights         7

7.5         Restrictions on Transfer         7

7.6         Performance-Based Restricted Shares         8

7.7         Dividends         8

7.8         Award Agreement         8

8.         Stock Units.         8

8.1          Unit Restriction Period         8

8.2         Unit Vesting Condition         8

8.3         Quality Performance Criteria         8

8.4         Payment and Other Criteria         8

8.5         Award Agreement         9

9.         Deferred Shares.         9

9.1         Deferred Compensation         9

9.2         Consideration         9

9.3          Deferral Period         9

9.4         Dividend Equivalents and Other Ownership Rights         9

9.5         Performance Objectives         9

9.6         Award Agreement.         9

10.         Other Stock-Based Awards.         9

11.         Performance Shares and Performance Units.         9

11.1         Number of Performance Shares or Unit         9

11.2         Performance Period.         10

11.3         Performance Objectives.         10

11.4         Threshold Performance Objectives         10

11.5         Payment of Performance Shares and Units         10

11.6         Maximum Payment.         10

11.7         Dividend Equivalents         10

11.8         Adjustment of Performance Objectives.         10

11.9          Award Agreement         10

12.         Transferability.         10

12.1         Transfer Restrictions.         10

12.2         Limited Transfer Rights         11

12.3         Restrictions on Transfer         11

13.         Adjustments         11

14.         Fractional Shares         11

15.          Withholding Taxes         11

16.         Certain Terminations of Employment, Hardship and Approved Leaves of Absence         11

17.         Foreign Participants.         12

18.         Amendments and Other Matters.         12

18.1         Plan Amendments         12

18.2         Award Deferrals         12

18.3          Conditional Awards.         12

18.4         Repricing Prohibited         12

18.5         No Employment Right.         13

18.6         Tax Qualification         13

19.         Effective Date         13

20.         Termination         13

21.         Limitations Period         13

22.         Governing Law         13

RBB BANCORP

AMENDED AND RESTATED

2017 OMNIBUS STOCK INCENTIVE PLAN

1.         Purpose. The purpose of the RBB Bancorp Amended and Restated 2017 Omnibus Stock Incentive Plan (the "Plan") is to strengthen RBB Bancorp (the “Company”) and those banks and corporations which are or hereafter become subsidiary corporations by providing additional means of attracting and retaining competent managerial personnel and by providing to participating directors, officers, key employees and consultants of the Company and its subsidiaries added incentive for high levels of performance and for unusual efforts to increase the earnings of the Company and any subsidiaries and allow the opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such directors, officers, key employees and consultants may purchase shares of the Common Stock of the Company or otherwise participate in the increased value of the Company.

2.         Definitions. As used in this Plan, the following terms shall be defined as set forth below:

2.1         "Award" means any Option, Stock Appreciation Right, Restricted Shares, Deferred Shares, Performance Shares or Performance Units granted under the Plan.

2.2         "Award Agreement" means an agreement, certificate, resolution or other form of writing or other evidence approved by the Board which sets forth the terms and conditions of an Award.

2.3          "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Freestanding Stock Appreciation Right.

2.4         "Board" means the Board of Directors of the Company or any Subsidiary.

2.5         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.6         "Company" means RBB Bancorp, a California corporation, or any successor corporation.

2.7          "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 9.

2.8         "Deferred Shares" means an Award pursuant to Section 9 of the right to receive Shares at the end of a specified Deferral Period.

2.9         "Employee" means any person, including an officer, employed by the Company or a Subsidiary.

2.10         "Fair Market Value" means the fair market value of the Shares as determined by the Board from time to time. Unless otherwise determined by the Board, the fair market value of the Common Stock shall be as determined in accordance with any reasonable valuation method selected by the Board, including the valuation methods described in Treasury Regulation Section 20.2031-2, and in accordance with Generally Accepted Accounting Principles.

2.11         "Freestanding Stock Appreciation Right" means a Stock Appreciation Right granted pursuant to Section 6 that is not granted in tandem with an Option or similar right.

2.12         "Grant Date" means the date specified by the Board on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Board takes action with respect thereto.

2.13         "Incentive Stock Option" means any Option that is intended to qualify as an "incentive stock option" under Code Section 422 or any successor provision.

2.14         "Nonemployee Director" means a member of the Board who is not an Employee.

2.15         "Nonqualified Stock Option" means an Option that is not intended to qualify as an Incentive Stock Option.

2.16          "Option" means any option to purchase Shares granted under Section 5.

2.17          "Optionee" means the person so designated in an agreement evidencing an outstanding Option.

2.18         "Option Price" means the purchase price payable upon the exercise of an Option.

2.19         "Participant" means an Employee, Nonemployee Director or consultant of the Company or any Subsidiary of the Company who is selected by the Board to receive benefits under this Plan, provided that only Employees shall be eligible to receive grants of Incentive Stock Options.

2.20         "Performance Objectives" means the performance objectives established pursuant to this Plan for Participants who have received Awards. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the division, department or function within the Company in which the Participant is employed. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Any Performance Objectives applicable to a Qualified Performance-Based Award shall be limited to specified levels of or increases in the Company's return on equity, diluted earnings per share, total earnings, earnings growth, return on capital, return on assets, earnings before interest and taxes, sales, sales growth, gross margin, return on investment, increase in the fair market value of the Shares, share price (including but not limited to, growth measures and total stockholder return), operating profit, net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (which equals net cash flow divided by total capital), financial return ratios, total return to stockholders, market share, earnings measures/ratios, economic value added (EVA), balance sheet measurements such as loan or deposit growth, internal rate of return, increase in net present value or expense targets, "Employer of Choice" or similar survey results, client satisfaction surveys and productivity. Except in the case of a Qualified Performance-Based Award, if the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Board may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable.

2.21         "Performance Period" means a period of time established under Section 9 within which the Performance Objectives relating to a Performance Share, Performance Unit, Deferred Shares or Restricted Shares are to be achieved.

2.22         "Performance Share" means a bookkeeping entry that records the equivalent of one Share awarded pursuant to Section 11.

2.23         "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 11.

2.24         "Qualified Performance-Based Award" means an Award or portion of an Award that is intended to satisfy the requirements for "qualified performance-based compensation" under Code Section 162(m). The Board shall designate any Qualified Performance-Based Award as such at the time of grant.

2.25         "Restricted Shares" mean Shares granted under Section 7 subject to a substantial risk of forfeiture.

2.26         “Stock Unit” means an award granted under Section 8 denominated in units of Common Stock.

2.27         "Shares" means shares of the Common Stock of the Company, no par value, or any security into which Shares may be converted by reason of any transaction or event of the type referred to in Section 13.

2.28         "Spread" means, in the case of a Freestanding Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Option Price specified in the related Option.

2.29         "Stock Appreciation Right" means a right granted under Section 6, including a Freestanding Stock Appreciation Right or a Tandem Stock Appreciation Right.

2.30         "Subsidiary" means a corporation or other entity in which the Company has a direct or indirect ownership or other equity interest, provided that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options. "Subsidiary" means any corporation (within the meaning of the Code) in which the Company owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

2.31         "Tandem Stock Appreciation Right" means a Stock Appreciation Right granted pursuant to Section 6 that is granted in tandem with an Option or any similar right granted under any other plan of the Company.

3.         Shares Available Under the Plan.

3.1          Reserved Shares. Subject to adjustment as provided in Section 13, the maximum number of Shares that may be (i) issued or transferred upon the exercise of Options or Stock Appreciation Rights, (ii) awarded as Restricted Shares and released from substantial risk of forfeiture, (iii) issued or transferred in payment of Deferred Shares or Performance Shares, or (iv) issued or transferred in payment of dividend equivalents paid with respect to Awards, shall not in the aggregate exceed 3,848,341 shares, which is equal to 30% of the outstanding shares of the Company. Such Shares may be Shares of original issuance, Shares held in Treasury, or Shares that have been reacquired by the Company.

3.2         Reduction Ratio. For purposes of Section 3.1, each Share issued or transferred pursuant to an Award other than a Stock Option shall reduce the number of Shares available for issuance under the Plan by 1 Share.

3.3         ISO Maximum. In no event shall the number of Shares issued upon the exercise of Incentive Stock Options exceed 3,070,923 subject to adjustment as provided in Section 13.

3.4         Maximum Calendar Year Award. No Participant may receive Awards representing more than 125,000 Shares in any one calendar year, subject to adjustment as provided in Section 13. In addition, the maximum number of Performance Units that may be granted to a Participant in any one calendar year is 125,000.

4.         Plan Administration.

4.1         Board Administration. This Plan shall be administered by the Board. The interpretation and construction by the Board of any provision of this Plan or of any Award Agreement and any determination by the Board pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Board shall be liable to any person for any such action taken or determination made in good faith.

5.         Options. The Board may from time to time authorize grants to Participants of options to purchase Shares upon such terms and conditions as the Board may determine in accordance with the following provisions:

5.1         Number of Shares. Each grant shall specify the number of Shares to which it pertains.

5.2         Option Price. Each grant shall specify an Option Price per Share, which shall be equal to or greater than the Fair Market Value per Share on the Grant Date.

5.3          Consideration. Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted Shares owned by the Optionee which have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Board may deem appropriate, including without limitation any form of consideration authorized under Section 5.4, on such basis as the Board may determine in accordance with this Plan, or (iv) any combination of the foregoing.

5.4         Payment of Option Price in Shares. On or after the Grant Date of any Option other than an Incentive Stock Option, the Board may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 5.4, the Shares received by the Optionee upon the exercise of the Options shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee, provided that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Shares received by the Optionee as applied to the forfeitable or restricted Shares surrendered by the Optionee.

5.5         Cashless Exercise. To the extent permitted by applicable law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the Shares to which the exercise relates.

In addition, all or a portion of a stock option may be exercised, with prior written approval of the Board, with Shares of the Company which when added to the cash payment, if any, has a Fair Market Value equal to the full amount of the exercise price of the Option, or part thereof, then being exercised. If all or part of payment is made in Shares as heretofore provided, such payment shall be deemed to have been made only upon receipt by the Company of all required share certificates, all stock powers and other required transfer documents necessary to transfer the Shares to the Company. Payment by an Optionee as provided herein shall be made in full concurrently with the Optionee's notification to the Company of his intention to exercise all or part of an Option.

In addition, the Optionee shall have the right upon the exercise of an Option by surrendering for cancellation a portion of an Option to the Company for the number of shares (the "Surrendered Shares") specified in the holder's notice of exercise, by delivery to the Company with such notice written instructions from such holder to apply the Appreciated Value (as defined below) of the Surrendered Shares to payment of the exercise price for shares subject to the Option that are being acquired upon such exercise. The term "Appreciated Value" for each share subject to the Option shall mean the excess of the Fair Market Value thereof over the exercise price then in effect. Payment by an Optionee as provided herein shall be made in full concurrently with the Optionee's notification to the Company of his intention to exercise all or part of the Option. If all or part of payment is made in Shares of the Company as heretofore provided, such payment shall be deemed to have been made only upon receipt by the Company of all required share certificates, and all stock powers and other required transfer documents necessary to transfer the Shares of the Company.

5.6         Performance-Based Options. Any grant of an Option may specify Performance Objectives that must be achieved as a condition to exercise of the Option.

5.7         Vesting. Each Option grant may specify a period of continuous employment of the Optionee by the Company or any Subsidiary (or, in the case of a Nonemployee Director, service on the Board) that is necessary before the Options or installments thereof shall become exercisable, and any grant will provide for the earlier exercise of such rights in the event of a change in control of the Company or other similar transaction or event.

5.8         ISO Dollar Limitation. Options granted under this Plan may be Incentive Stock Options, Nonqualified Stock Options or a combination of the foregoing, provided that only Nonqualified Stock Options may be granted to Nonemployee Directors. Each grant shall specify whether (or the extent to which) the Option is an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options.

5.9         Exercise Period. No Option granted under this Plan may be exercised more than ten years from the Grant Date.

5.10         Award Agreement. Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Board may determine consistent with this Plan.

6.         Stock Appreciation Rights. The Board may also authorize grants to Participants of Stock Appreciation Rights. A Stock Appreciation Right is the right of the Participant to receive from the Company an amount, which shall be determined by the Board and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Stock Appreciation Rights under this Plan shall be upon such terms and conditions as the Board may determine in accordance with the following provisions:

6.1         Payment in Cash or Shares. Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right may be paid by the Company in cash, Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Board the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Company to issue Shares or other equity securities in lieu of cash.

6.2          Maximum SAR Payment. Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum specified by the Board on the Grant Date.

6.3         Exercise Period. Any grant may specify (i) a waiting period or periods before Stock Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable.

6.4         Change in Control. Any grant may specify that a Stock Appreciation Right may be exercised only in the event of a change in control of the Company or other similar transaction or event.

6.5          Dividend Equivalents. On or after the Grant Date of any Stock Appreciation Rights, the Board may provide for the payment to the Participant of dividend equivalents thereon in cash or Shares on a current, deferred or contingent basis.

6.6         Award Agreement. Each grant shall be evidenced by an Award Agreement which shall describe the subject Stock Appreciation Rights, identify any related Options, state that the Stock Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Board may determine consistent with this Plan.

6.7         Tandem Stock Appreciation Rights. Each grant of a Tandem Stock Appreciation Right shall provide that such Tandem Stock Appreciation Right may be exercised only (i) at a time when the related Option (or any similar right granted under any other plan of the Company) is also exercisable and the Spread is positive; and (ii) by surrender of the related Option (or such other right) for cancellation.

6.8         Exercise Period. No Stock Appreciation Right granted under this Plan may be exercised more than ten years from the Grant Date.

6.9         Freestanding Stock Appreciation Rights. Regarding Freestanding Stock Appreciation Rights only:

(i)         Each grant shall specify in respect of each Freestanding Stock Appreciation Right a Base Price per Share, which shall be equal to or greater than the Fair Market Value on the Grant Date;

(ii)          Successive grants may be made to the same Participant regardless of whether any Freestanding Stock Appreciation Rights previously granted to such Participant remain unexercised; and

(iii)         Each grant shall specify the period or periods of continuous employment of the Participant by the Company or any Subsidiary that are necessary before the Freestanding Stock Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a change in control of the Company or other similar transaction or event.

7.         Restricted Shares. The Board may also authorize grants to Participants of Restricted Shares upon such terms and conditions as the Board may determine in accordance with the following provisions:

7.1          Transfer of Shares. Each grant shall constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

7.2         Consideration. Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

7.3         Substantial Risk of Forfeiture. Each grant shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Code Section 83 for a period to be determined by the Board on the Grant Date, and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a change in control of the Company or other similar transaction or event.

7.4         Dividends, Voting and Other Ownership Rights. Unless otherwise determined by the Board, an award of Restricted Shares shall entitle the Participant to dividend, voting and other ownership rights during the period for which such substantial risk of forfeiture is to continue.

7.5         Restrictions on Transfer. Each grant shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board on the Grant Date. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

7.6         Performance-Based Restricted Shares. Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Board in accordance with the applicable provisions of Section 9 regarding Performance Shares and Performance Units.

7.7         Dividends. Any grant may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Shares, which may be subject to the same restrictions as the underlying Award or such other restrictions as the Board may determine.

7.8         Award Agreements. Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Board may determine consistent with this Plan. Unless otherwise directed by the Board, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such Shares, shall be held in custody by the Company until all restrictions thereon lapse.

8.    Stock Units. The Board may also grant Awards of Stock Units under the Plan. A Stock Unit is an Award that is valued by reference to a Share (or multiple or partial Shares), which value may be paid to the Participant in Shares or cash as determined by the Board in its sole discretion upon the satisfaction of vesting restrictions as the Board may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Board may deem appropriate.

8.1         Unit Restriction Period. With respect to each grant of Stock Units, the Board shall determine in its sole discretion the period or periods, including any conditions for determining such period or periods, during which any restrictions on full vesting shall apply (the “Unit Restriction Period”).

8.2         Unit Vesting Condition. The Board may also make any Award of Stock Units subject to the satisfaction of other conditions, including the attainment of performance goals, or contingencies (“Unit Vesting Condition”), in order for a Participant to receive payment of such Stock Unit Award, which shall be established by the Board at the Date of Grant thereof.

8.3         Quality Performance Criteria. The Board may specify that the grant, vesting, or retention of any or all Stock Units shall be a measure based on one or more Qualifying Performance Criteria selected by the Board and specified at the Date of Grant thereof. If required by Code Section 162(m), the Board shall certify the extent to which any Qualifying Performance Criteria have been satisfied, and the amount payable as a result thereof, prior to payment of any Stock Units that are intended to satisfy the requirements for “performance-based compensation” under Code Section 162(m).

8.4         Payment and Other Criteria. Awards of Stock Units shall be payable in Common Stock or cash as determined by the Board in its sole discretion. The Board may permit a Participant to elect to defer receipt of payment of all or part of any Award of Stock Units pursuant to rules and regulations adopted by the Board. Unless the Board provides otherwise at the Date of Grant of an Award of Stock Units, the provisions of Section 7 of this Plan relating to the vesting of Restricted Shares shall apply during the Unit Restriction Period or prior to the satisfaction of any Unit Vesting Condition for such Award.

8.5         Award Agreement. Each grant of Stock Units shall be evidenced by an Award Agreement containing such terms and provisions as the Board may determine consistent with this Plan.

9.         Deferred Shares. The Board may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Board may determine in accordance with the following provisions:

9.1         Deferred Compensation. Each grant shall constitute the agreement by the Company to issue or transfer Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Board may specify.

9.2         Consideration. Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

9.3          Deferral Period. Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Board on the Grant Date, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Company or other similar transaction or event.

9.4         Dividend Equivalents and Other Ownership Rights. During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Board may on or after the Grant Date authorize the payment of dividend equivalents on such shares in cash or additional Shares on a current, deferred or contingent basis.

9.5         Performance Objectives. Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Board in accordance with the applicable provisions of Section 11 regarding Performance Shares and Performance Units.

9.6         Award Agreement. Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Board may determine consistent with this Plan.

10.          Other Stock-Based Awards. In addition to the Awards described in Sections 5 through 9, and subject to the terms of the Plan, the Board may grant other Awards payable in shares of Common Stock under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

11.         Performance Shares and Performance Units. The Board may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Board may determine in accordance with the following provisions:

11.1         Number of Performance Shares or Units. Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

11.2         Performance Period. The Performance Period with respect to each Performance Share or Performance Unit shall commence on the Grant Date and may be subject to earlier termination in the event of a change in control of the Company or other similar transaction or event.

11.3         Performance Objectives. Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

11.4         Threshold Performance Objectives. Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

11.5         Payment of Performance Shares and Units. Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Shares or any combination thereof and may either grant to the Participant or reserve to the Board the right to elect among those alternatives.

11.6         Maximum Payment. Any grant of Performance Shares may specify that the amount issuable with respect thereto may not exceed a maximum specified by the Board on the Grant Date. Any grant of Performance Units may specify that the amount payable, or the number of Shares issued, with respect thereto may not exceed maximums specified by the Board on the Grant Date.

11.7         Dividend Equivalents. Any grant of Performance Shares may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Shares on a current, deferred or contingent basis.

11.8         Adjustment of Performance Objectives. If provided in the terms of the grant, the Board may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Board, events or transactions have occurred after the Grant Date that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

11.9          Award Agreement. Each grant shall be evidenced by an Award Agreement which shall state that the Performance Shares or Performance Units are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Board may determine consistent with this Plan.

12.         Transferability.

12.1         Transfer Restrictions. Except as provided in Section 12.2, no Award granted under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution, and Options and Stock Appreciation Rights shall be exercisable during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law. Any attempt to transfer an Award in violation of this Plan shall render such Award null and void.

12.2         Limited Transfer Rights. The Board may expressly provide in an Award agreement (or an amendment to an Award agreement) that a Participant may transfer such Award (other than an Incentive Stock Option), in whole or in part, to a spouse or lineal descendant (a "Family Member"), a trust for the exclusive benefit of Family Members, a partnership or other entity in which all the beneficial owners are Family Members, or any other entity affiliated with the Participant that may be approved by the Board. Subsequent transfers of Awards shall be prohibited except in accordance with this Section 12.2. All terms and conditions of the Award, including provisions relating to the termination of the Participant's employment or service with the Company or a Subsidiary, shall continue to apply following a transfer made in accordance with this Section 12.2.

12.3         Restrictions on Transfer. Any Award made under this Plan may provide that all or any part of the Shares that are (i) to be issued or transferred by the Company upon the exercise of Options or Stock Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 7, shall be subject to further restrictions upon transfer.

13.         Adjustments. The Board may make or provide for such adjustments in the (a) number of Shares covered by outstanding Options, Stock Appreciation Rights, Deferred Shares, Restricted Shares, Stock Units and Performance Shares granted hereunder, (b) prices per share applicable to such Options and Stock Appreciation Rights, and (c) kind of shares covered thereby (including shares of another issuer), as the Board in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (x) any stock dividend, stock split, combination or exchange of Shares, recapitalization or other change in the capital structure of the Company, (y) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities or (z) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Board may also make or provide for such adjustments in each of the limitations specified in Section 3 as the Board in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 13.

14.         Fractional Shares. The Company shall not be required to issue any fractional Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement thereof in cash.

15.          Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of all such taxes required to be withheld. At the discretion of the Board, such arrangements may include relinquishment of a portion of such benefit.

16.         Certain Terminations of Employment, Hardship and Approved Leaves of Absence. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Company or leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds an Option or Stock Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Shares that are subject to any transfer restriction pursuant to Section 12.3, the Board may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any Award under this Plan.

17.         Foreign Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by or perform services for the Company or any Subsidiary outside of the United States of America, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

18.         Amendments and Other Matters.

18.1         Plan Amendments. This Plan may be amended from time to time by the Board, but no such amendment shall increase any of the limitations specified in Section 3, other than to reflect an adjustment made in accordance with Section 13, without the further approval of the stockholders of the Company. The Board may condition any amendment on the approval of the stockholders of the Company if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations.

18.2         Award Deferrals. The Board may permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. In the case of an award of Restricted Shares, the deferral may be effected by the Participant's agreement to forego or exchange his or her award of Restricted Shares and receive an award of Deferred Shares. The Board also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in Shares.

18.3          Conditional Awards. The Board may condition the grant of any award or combination of Awards under the Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or any Subsidiary to the Participant.

18.4         Repricing Prohibited. The Board shall not reprice any outstanding Option, directly or indirectly, without the approval of the stockholders of the Company, provided that nothing herein shall prevent the Board from taking any action provided for in Section 13.

18.5         No Employment Right. This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

18.6         Tax Qualification. To the extent that any provision of this Plan would prevent any Option that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Option, provided that such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of this Plan.

19.         Effective Date. This Plan shall become effective following its approval by the stockholders of the Company.

20.         Termination. This Plan shall terminate on the tenth anniversary of the date upon which it is approved by the stockholders of the Company, and no Award shall be granted after that date.

21.         Limitations Period. Any person who believes he or she is being denied any benefit or right under the Plan may file a written claim with the Board. Any claim must be delivered to the Board within forty-five (45) days of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Board, or its designated agent, will notify the Participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Board in writing within ninety (90) days of the date the written claim is delivered to the Board shall be deemed denied. The Board's decision is final and conclusive and binding on all persons. No lawsuit relating to the Plan may be filed before a written claim is filed with the Board and is denied or deemed denied and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred.

22.         Governing Law. The validity, construction and effect of this Plan and any Award hereunder will be determined in accordance with California law.

SECRETARY'S CERTIFICATE OF ADOPTION

I, the undersigned, do hereby certify:

1.         That I am the duly elected and acting Secretary of RBB Bancorp; and

2.         That the foregoing RBB Bancorp Amended and Restated 2017 Omnibus Stock Incentive Plan was duly adopted by the Board of Directors of RBB Bancorp as the Omnibus Stock Incentive Plan for the Company at a meeting duly called as required by law and convened on the _____ day of _______, 2022, subject to approval by the Company’s stockholders, and subject to any necessary amendment or approval from any of the Company’s regulatory agencies.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the Company this ______ day of _________, 2022.

________________________________

Peter Chang, Secretary